SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Total Return Bond Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading in the summary section of the fund’s prospectus.
Kelly L. Beam, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
Christopher J. Munshower, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2020.
The following information replaces the existing similar disclosure contained under the “MANAGEMENT” heading in the “FUND DETAILS” section of the fund’s prospectus.
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Kelly L. Beam, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
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Fixed Income Portfolio Manager: New York.
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BS in Finance, Lehigh University; MBA, Fordham University.
Christopher J. Munshower, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2020.
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Joined DWS in 2004. Previously worked as a Senior High Grade Fixed Income Analyst at Bear Stearns and a Senior Research Analyst in the Insurance Ratings Group and in the Municipal Bond Group at Standard & Poor's.
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Corporate Sector Portfolio Manager: New York.
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BS in Accounting and Economics, Lehigh University.
Please Retain This Supplement for Future Reference
April 25, 2023
PROSTKR23-31